UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

April 28, 2021

STEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-251397	85-1972187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Rollins Road

Millbrae, California 94030

(Address of Principal Executive Offices) (Zip Code)

(415) 937-7816

(Registrant’s telephone number, including area code)

Star Peak Energy Transition Corp.

1603 Orrington Avenue, 13th Floor

Evanston, Illinois 60201

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	STEM	New York Stock Exchange
Warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	STEM WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On April 28, 2021 (the “Closing Date”), Stem, Inc., a Delaware corporation (formerly known as Star Peak Energy Transition Corp.) (prior to the Effective Time (as defined below), “STPK” and after the Effective Time, the “New Stem”), consummated the previously-announced merger (the “Closing”) pursuant to that certain Agreement and Plan of Merger, dated December 3, 2020 (the “Merger Agreement”), by and among STPK, STPK Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of STPK (“Merger Sub”) and Stem, Inc. a Delaware corporation (“Stem”).

Pursuant to the terms of the Merger Agreement, a business combination between STPK and Stem was effected on April 28, 2021 through the merger of Merger Sub with and into Stem, with Stem surviving the transaction as a wholly-owned subsidiary of New Stem (the “Merger”). Immediately prior to the effective time of the Merger (the “Effective Time”), (i) all issued and outstanding shares of Stem preferred stock, par value $0.00001 per share (the “Stem Preferred Stock”), were converted into shares of Stem common stock, par value $0.000001 per share (the “Stem Common Stock”) in accordance with Stem’s amended and restated certificate of incorporation, (ii) all outstanding convertible promissory notes of Stem (the “Convertible Notes”) were converted into Stem Preferred Stock in accordance with the terms of the Convertible Notes and (iii) certain warrants issued by Stem to purchase Stem Common Stock and Stem Preferred Stock (the “Stem Warrants”) were exercised by holders into Stem Common Stock in accordance with the terms thereof. At the Effective Time, each outstanding share of Stem Common Stock, including Stem Common Stock held by prior owners of Stem Preferred Stock, Convertible Notes and Stem Warrants (in each case, other than shares owned by Stem as treasury stock, dissenting shares and restricted shares) were cancelled and converted into the right to receive the number of shares of New Stem’s common stock, par value $0.0001 per share (“New Stem Common Stock”) in a ratio equal to 0.2154. In addition, as of the Effective Time, each stock option to purchase shares of Stem Common Stock under the Stem 2009 Equity Incentive Plan (each, a “Stem Option”), whether vested or unvested, that was outstanding immediately prior to the Effective Time was, by virtue of the occurrence of the Effective Time and without any action on the part of Stem, STPK or any holder of Stem equity thereof, assumed and converted into an option to purchase a number of shares of New Stem Common Stock equal to the number of shares of Stem Common Stock subject to such Stem Option immediately prior to the Effective Time multiplied by 0.2154 (rounded down to the nearest whole share) and at an exercise price per share of New Stem Common Stock equal to the exercise price per share of Stem Common Stock subject to such Stem Option divided by 0.2154 (rounded up to the nearest whole cent) (each, a “New Stem Option”).

The material provisions of the Merger Agreement are described in STPK’s definitive proxy statement/consent solicitation statement/prospectus on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2021 (as amended, the “Proxy Statement/Consent Solicitation Statement/Prospectus”) in the section entitled “The Merger Agreement” beginning on page 179, which is incorporated by reference herein.

On December 3, 2020, certain purchasers (each, a “Subscriber”) agreed to purchase from STPK shortly after the consummation of the Merger an aggregate of 22,500,000 shares of New Stem Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $225,000,000, pursuant to separate subscription agreements entered into and effective as of December 3, 2020 (each, a “Subscription Agreement”). Pursuant to the Subscription Agreements, STPK gave certain registration rights to the Subscribers with respect to the PIPE Shares. The sale of the PIPE Shares was consummated concurrently with the Closing.

A description of the Subscription Agreements is included in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Other Agreements—Subscription Agreements” beginning on page 195, which is incorporated herein by reference.

In connection with the Closing, the registrant changed its name from Star Peak Energy Transition Corp. to Stem, Inc.

The foregoing description of each of the Merger Agreement and the Subscription Agreements is a summary only and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and the Subscription Agreements, a copy of the form of which is attached hereto as Exhibit 10.1, each of which is incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement

Investor Rights Agreement

In connection with the consummation of the transactions contemplated by the Merger Agreement (the “Transactions”), on the Closing Date, Star Peak Sponsor LLC, a Delaware limited liability company (the "Sponsor"), the holders of the shares of STPK Class B common stock, par value $0.0001 per share (the “Founder Shares”), initially purchased by the Sponsor in a private placement and a subsequent stock split prior to Star Peak Energy Transition Corp.’s initial public offering, and the shares of New Stem Common Stock issued upon the conversion thereof, and certain other holders of New Stem Common Stock (collectively, the “IRA Parties”), entered into that certain Investor Rights Agreement (the “IRA”). In accordance with the IRA, the IRA Parties and their permitted transferees are entitled to, among other things, customary registration rights, including demand, piggy-back and shelf registration rights. The IRA also provides that New Stem will pay certain expenses relating to such registrations and indemnify the registration rights holders against (or make contributions in respect of) certain liabilities which may arise under the Securities Act. Pursuant to the terms of the IRA, the Sponsor has the ability to nominate two directors to the New Stem board of directors (the “Board”), one of which will be a Class II Director and one of which will be a Class III Director (in each case, as defined below) (the “Investor Directors”). In the event that an Investor Director no longer serves on the Board due to such director’s death, disability, retirement, removal or resignation, during such Investor Director’s initial term, the Sponsor may designate a new individual to fill the vacancy.

The material terms of the IRA are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Other Agreements—Investor Rights Agreement” beginning on page 196.

The foregoing description of the IRA is qualified in its entirety by the full text of the IRA, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Incentive Plan

On December 3, 2020, STPK’s board of directors approved the Stem, Inc. 2020 Equity Incentive Plan (the “Incentive Plan”). Subsequently, STPK’s stockholders approved the Incentive Plan at the Special Meeting (as defined below). The purpose of the Incentive Plan is to advance the interests of New Stem and its stockholders by providing an incentive program that will enable New Stem to attract, retain and award employees, consultants and directors and to provide them with an equity interest in the growth and profitability of New Stem. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and cash-based awards. No awards were granted under the Incentive Plan prior to its approval by the stockholders of STPK. As part of the Merger, Messrs. Carrington, Triplett, Russo, Bush, Johnson and Patel and Ms. Sylvia Lan will receive initial one-time awards of restricted stock units covering an aggregate of 1,370,000 shares. All other awards will be granted at the discretion of New Stem.

Lock-Up Agreements

In connection with the consummation of the Transactions, members of Stem management and certain holders of Stem Common Stock and Stem Preferred Stock (or any securities convertible into Stem Common Stock or Stem Preferred Stock) not party to the Investor Rights Agreement (the “Lock-Up Parties”) have entered into a lock-up agreement (the “Lock-Up Agreement”), pursuant to which the Lock-Up Parties will not be able to transfer shares beneficially owned or otherwise held by them for a period of six (6) months after the Closing Date, subject to certain customary exceptions. You are encouraged to read the form of the Lock-Up Agreement in its entirety.

The foregoing description of the Lock-Up Agreement is not complete and is qualified in its entirety by reference to the complete text of the Form of Lock-Up Agreement, a copy of which are attached hereto as Exhibit 10.5 and is incorporated herein by reference.

New Executive Agreement

In connection with the Merger, each of the named executive officers of New Stem entered into an employment agreement with New Stem. Such agreements are referred to herein as the “New Executive Agreements,” and the material terms of these agreements are summarized below. The New Executive Agreements were effective upon the consummation of the Merger and each agreement generally provides for an initial three (3) year term, which will automatically renew for successive one-year terms thereafter unless either party gives written notice of non-extension to the other party. Each New Executive Agreement sets forth the position in which the named executive officer will serve with Mr. Carrington serving as the Chief Executive Officer of New Stem, Mr. Bush serving as the Chief Financial Officer of New Stem and Mr. Johnson serving as the Chief Technology Officer of New Stem. The agreements also set forth each named executive officer’s annual base salary with Messrs. Carrington, Bush and Johnson entitled to receive $515,000 per year, $350,000 per year, and $350,000 per year, respectively. With respect to annual cash bonuses, each named executive officer will be eligible to receive an annual cash bonus determined as a percentage of his annual base salary. The target percentages for Messrs. Carrington, Bush and Johnson are 110%, 75% and 65%, respectively.

The New Executive Agreements further provide that each named executive officer is eligible to participate in the 2020 Incentive Plan, or the “Incentive Plan,” and that each named executive officer will receive a “Closing Grant” of time-based restricted stock units under the Incentive Plan with Messrs. Carrington, Bush and Johnson eligible to receive one million restricted stock units, 77,000 restricted stock units and 70,000 restricted stock units, respectively. In addition, Mr. Carrington will be eligible to receive a number of restricted stock units with a grant date fair value equal to approximately $2 million in each of 2021, 2022 and 2023. Messrs. Bush and Johnson will be eligible to receive a number of restricted stock units in 2021 with a grant date fair value equal to approximately $800,000, in the case of Mr. Bush, and $750,000, in the case of Mr. Johnson. For information regarding a proposed plan governing these grants of awards, see “Proposal No. 10—The Incentive Plan Proposal” beginning on page 203 of the Proxy Statement/Consent Solicitation Statement/Prospectus.

Under the New Executive Agreements, each named executive officer will be eligible to participate in all benefit plans and programs of New Stem available to similarly situated executives of New Stem, subject to the terms and conditions of such plans and programs as in effect from time to time. Under the New Executive Agreements, each of the named executive officers will be eligible to receive severance payments and benefits in connection with certain qualifying terminations of employment, as well as enhanced severance payments and benefits if such qualifying terminations of employment occur in connection with a “Change in Control” (as defined in the Incentive Plan). The “Change in Control Period” in each New Executive Agreement commences three (3) months prior to the occurrence of the Change in Control and ends twelve (12) months following the Change in Control.

The foregoing description of the New Executive Agreements is not complete and is qualified in its entirety by reference to the complete text of each of the New Executive Agreements, a copy of the form of which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

Each of the stockholder proposals included in the Proxy Statement/Consent Solicitation Statement/Prospectus was approved by STPK’s stockholders at a special meeting of STPK’s stockholders in lieu of STPK’s 2021 annual meeting held on April 27, 2021 (the “Special Meeting”). At the Special Meeting, 28,576,902 shares of STPK common stock were voted in favor of the proposal to approve the Merger, 30,502 shares of STPK common stock were voted against the proposal and 8,168 shares of STPK common stock abstained from voting on the proposal. In connection with the Closing, 19,804 shares of STPK common stock were redeemed at a per share price of approximately $10.13. The Merger was completed on April 28, 2021.

In connection with the consummation of the Merger, all of the 9,589,626 outstanding shares of Founder Shares were converted into shares of New Stem Common Stock on a one-for-one basis.

Pursuant to the Merger Agreement, at the Closing, holders of the outstanding shares of Stem Common Stock (other than shares owned by Stem as treasury stock, dissenting shares and restricted shares), the Stem Warrants and the outstanding Stem Options received their pro rata share of approximately 65,000,000 shares of New Stem Common Stock (as further described in the section entitled “The Merger Agreement” on page 179 of the Proxy Statement/Consent Solicitation Statement/Prospectus).

As of the Closing Date and following the completion of the Merger and the sale of the PIPE Shares, New Stem had the following outstanding securities:

●	approximately 125,754,510 shares of New Stem Common Stock;
●	approximately 9,669,752 New Stem Options;
●	approximately 12,786,129 public warrants and 7,181,134 private placement warrants, each exercisable for one share of New Stem Common Stock at a price of $11.50 per share;
●	approximately 350,000 private placement warrants, exercisable for one share of New Stem Common Stock at a price of $0.01 per share; and
●	approximately 23,604 warrants, each exercisable for one share of New Stem Common Stock at a price $7.07 per share.

FORM 10 INFORMATION

Prior to the Closing, STPK was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, New Stem became a holding company whose only assets consist of equity interests in Stem.

Cautionary Note Regarding Forward-Looking Statements

New Stem makes forward-looking statements in this Current Report on Form 8-K. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding New Stem’s future financial performance, as well as New Stem’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. New Stem cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of New Stem, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing New Stem’s views as of any subsequent date, and New Stem does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, New Stem’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	New Stem’s ability to recognize the anticipated benefits of the Transactions;
●	the future financial performance of New Stem following the Transactions;

●	risks related to disruption of management’s time from ongoing business operations due to the Transactions;

●	litigation, complaints, product liability claims and/or adverse publicity;

●	the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability;
●	increases and/or decreases in utility and other energy costs, increased costs related to utility or governmental requirements;

●	privacy and data protection laws, privacy or data breaches, or the loss of data;

●	the impact of the COVID-19 pandemic and its effect on business, financial condition and results of operations of New Stem; and

●	other risks and uncertainties set forth in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Risk Factors” beginning on page 24, which is incorporated herein by reference.

Business and Properties

The business and properties of STPK and Stem prior to the Merger are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the sections entitled “Information About STPK” beginning on page 78 and “Information About Stem” beginning on page 93, which are incorporated herein by reference.

Risk Factors

The risks associated with New Stem’s business are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Risk Factors” beginning on page 24, which is incorporated herein by reference.

Financial Information

Selected Historical Financial Information

The selected historical financial information of Stem for the years ended December 31, 2020 and December 31, 2019 are included in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Selected Historical Consolidated Financial Information of Stem” beginning on page 123, which is incorporated herein by reference.

Unaudited Pro Forma Combined Financial Information

The unaudited pro forma combined financial information of New Stem as of and for the year ended December 31, 2020 is set forth in Exhibit 99.1 hereto and is incorporated by reference herein.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation prior to the Merger is included in the Annual Report on Form 10-K/A filed by STPK on April 26, 2021 in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 44 and in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Stem’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 124, which are incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to New Stem regarding the beneficial ownership of New Stem’s common stock as of April 28, 2021, after giving effect to the Closing, by:

●	each person who is known by New Stem to be the beneficial owner of more than five percent (5%) of the outstanding shares of any class of New Stem’s common stock;

●	each current executive officer and director of New Stem; and

●	all current executive officers and directors of New Stem, as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within sixty (60) days.

The beneficial ownership percentages set forth in the table below are based on 125,754,510 shares of New Stem Common Stock issued and outstanding as of April 28, 2021 and do not take into account the issuance of any shares of New Stem Common Stock upon the exercise of warrants to purchase up to 20,340,867 shares of New Stem Common Stock that remain outstanding.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock and preferred stock.

Name and Address of Beneficial Owners(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
5% Stockholders:
Star Peak Sponsor LLC	9,509,626	7.0%
Michael C. Morgan(2)	9,559,626	7.1%
Eric Scheyer(2)	9,509,626	7.0%
Alec Litowitz(2)	9,509,626	7.0%
Ontario Teachers’ Pension Plan Board(3)	7,371,428	5.9%
Named Executive Officers and Directors:
John Carrington(4)	3,309,508	2.6%
William Bush(5)	881,378	*
Mark Triplett(6)	724,129	*
Alan Russo(7)	305,615	*
Larsh Johnson(8)	873,261	*
Prakesh Patel(9)	906,522	*
David Buzby(10)	793,294	*
Adam E. Daley	—	*
Michael C. Morgan(2)	9,559,626	7.1%
Anil Tammineedi(11)	5,039,849	4.0%
Lisa Troe	—	*
Laura D’Andrea Tyson	—	*
Jane Woodward	—	*
All directors and executive officers as a group (13 individuals)	22,393,182	17.2%

*	Less than One percent

(1)

Unless otherwise noted, the business address of each of the executive officers and directors of New Stem is c/o Stem, Inc., 100 Rollins Road, Millbrae, CA 94030. Unless otherwise noted, the business address of the Sponsor is c/o Star Peak Energy Transition Corp., 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(2)	The Sponsor is the record holder of such shares. Each of Star Peak 19, LLC, Star Peak L LLC and Star Peak M LLC are the managing members of the Sponsor and as such, each has voting and investment discretion with respect to the shares of New Stem Common Stock held of record by the Sponsor and may be deemed to have shared beneficial ownership of the New Stem Common Stock held directly by the Sponsor. Eric Scheyer is the sole member of and controls Star Peak 19 LLC; Alec Litowitz is the sole member of and controls Star Peak L LLC; and Michael C. Morgan is the sole member of and controls Star Peak M LLC (each, a “Sponsor Controlling Entity”). The unanimous consent of each Sponsor Controlling Entity is required to make voting and dispositive decisions with respect to the securities held by the Sponsor. Accordingly, each of Messrs. Scheyer, Litowitz and Morgan are deemed to have or share beneficial ownership of the securities held directly by the Sponsor. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(3)	Represents 7,371,428 shares of New Stem Common Stock as of the Closing Date held by Ontario Teachers’ Pension Plan Board.

(4)	Represents 208,100 shares of New Stem Common Stock and 3,101,408 shares of New Stem Common Stock underlying Stem Options exercisable within sixty (60) days of the Closing Date held by Mr. Carrington.

(5)	Represents 257,207 shares of New Stem Common Stock and 624,171 shares of New Stem Common Stock underlying Stem Options exercisable within sixty (60) days of the Closing Date held by Mr. Bush.

(6)	Represents 724,129 shares of New Stem Common Stock underlying Stem Options exercisable within sixty (60) days of the Closing Date held by Mr. Triplett.

(7)	Represents 148,094 shares of New Stem Common Stock and 157,521 shares of New Stem Common Stock underlying Stem Options exercisable within sixty (60) days of the Closing Date held by Mr. Russo.

(8)	Represents 150,758 shares of New Stem Common Stock and 722,503 shares of New Stem Common Stock underlying Stem Options exercisable within sixty (60) days of the Closing Date held by Mr. Johnson.

(9)	Represents 906,522 shares of New Stem Common Stock underlying Stem Options exercisable within sixty (60) days of the Closing Date held by Mr. Patel.

(10)	Represents 542,986 shares of New Stem Common Stock and 250,308 shares of New Stem Common Stock underlying Stem Options exercisable within sixty (60) days of the Closing Date held by Mr. Buzby.

(11)	Represents 5,039,849 shares of New Stem Common Stock held by Angeleno Investors III, L.P as of the Closing Date. Mr. Tammineedi is a Principal at Angeleno Group, an affiliate of Angeleno Investors III, L.P., and may be deemed to share voting and investment power with respect to all shares held by Angeleno Investors III, L.P. The address for Angeleno Investors III, L.P. is 2029 Century Park East, Suite 2980, Los Angeles, California 90067.

Directors and Executive Officers

Information with respect to New Stem’s directors and executive officers immediately after the Closing, including biographical information regarding these individuals, is set forth in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Management of Stem After the Merger” beginning on page 148, which information is incorporated herein by reference.

In connection with the Closing, other than Messrs. Michael C. Morgan and Adam E. Daley, each of STPK’s directors prior to the Closing resigned from their respective position as a director of STPK, in each case effective as of the Effective Time of the Merger on April 28, 2021.

Effective as of immediately following the Closing, the Board appointed Mses. Lisa Troe, Laura D’Andrea Tyson and Jane Woodward and Messrs. John Carrington, David Buzby and Anil Tammineedi to serve as directors of the Board, until the next annual meeting following the expiration of such director’s initial term or until their successors have been duly elected and qualified, or until their earlier death, resignation, retirement or removal. Biographies of each of Mses. Troe, D’Andrea Tyson and Woodward and Messrs. Carrington, Buzby and Tammineedi are set forth in the Proxy Statement/Consent Solicitation Statement/Prospectus entitled “Management of Stem After the Merger” beginning on page 148, which is incorporated by reference herein.

The Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of Mses. D’Andrea Tyson and Woodward, will expire at New Stem’s first annual meeting of stockholders. The term of office of the second class of directors, consisting of Ms. Troe and Messrs. Daley and Anil Tammineedi, will expire at New Stem’s second annual meeting of stockholders (the “Class II Directors”). The term of office of the third class of directors, consisting of Messrs. Buzby, Carrington and Morgan, will expire at New Stem’s third annual meeting of stockholders (the “Class III Directors”).

In connection with the consummation of the Merger, on the Closing Date, Mr. Carrington was appointed to serve as New Stem’s Chief Executive Officer, Mr. Bill Bush was appointed to serve as New Stem’s Chief Financial Officer, Mr. Mark Triplett was appointed to serve as New Stem’s Chief Operating Officer, Mr. Alan Russo was appointed to serve as New Stem’s Chief Revenue Officer, Mr. Larsh Johnson was appointed to serve as New Stem’s Chief Technical Officer and Mr. Prakesh Patel was appointed to serve as New Stem’s Chief Strategy Officer.

In connection with the Closing, each of STPK’s executive officers prior to the Closing resigned from his respective position as an executive officer of STPK, in each case effective as of the Effective Time of the Merger on April 28, 2021.

Director Independence

The Board has determined that each of Mses. Troe, D’Andrea Tyson and Woodward and Messrs. Buzby, Daley, Morgan and Tammineedi are independent as defined in the New York Stock Exchange (the “NYSE”) listing standards and applicable SEC rules.

Committees of the Board of Directors

Ms. Troe and Messrs. Daley and Tammineedi will serve as members of the audit committee of the Board, with Ms. Troe serving as its chairperson. Ms. Woodward and Messrs. Buzby and Morgan will serve as members of the compensation committee of the Board, with Mr. Morgan serving as its chairperson. Mses. D’Andrea Tyson and Woodward and Mr. Tammineedi will serve as members of the nominating, governance and sustainability committee of the Board, with Ms. D’Andrea Tyson serving as its chairperson.

Information with respect to New Stem’s audit committee, compensation committee, and nominating, governance and sustainability committee is set forth in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Management of Stem after the Merger—Committees of the Board of Directors” beginning on page 154 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which information is incorporated herein by reference.

Executive Compensation

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference.

The compensation for STPK’s executive officers before the Closing is described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Management of STPK⸺Executive Compensation and Director Compensation” beginning on page 84, which information is incorporated herein by reference. The compensation of the named executive officers of New Stem is set forth in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Executive and Director Compensation of Stem” beginning on page 109, which information is incorporated herein by reference. The general compensation programs of New Stem’s executive officers after the Merger are described in the section of the Proxy Statement/Consent Solicitation Statement/Prospectus entitled “Management of Stem After the Merger—Officer and Director Compensation” beginning on page 152, which information is incorporated herein by reference.

The Incentive Plan was approved by New Stem’s stockholders at the Special Meeting. A description of the Incentive Plan is set forth in the section of the Proxy Statement/Consent Solicitation Statement/Prospectus entitled “Proposal No. 10—The Incentive Plan Proposal” beginning on page 203 and is incorporated herein by reference. A copy of the complete text of the Incentive Plan is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Director Compensation

Information relating to director compensation following the Merger is described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Management of Stem After the Merger—Officer and Director Compensation—Director Compensation” beginning on page 153, which information is incorporated herein by reference.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions of New Stem are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 237 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Information relating to New Stem, Stem and RWE (as defined below) entering into a Strategic Relationship Agreement, dated April 7, 2021, is set forth in “Recent Sales of Unregistered Securities” below and is incorporated herein by reference.

Legal Proceedings

From time to time, New Stem and its subsidiaries may become involved in additional legal proceedings arising in the ordinary course of our business. New Stem and its subsidiaries have been and continue to be involved in legal proceedings that arise in the ordinary course of business, the outcome of which, if determined adversely to New Stem or any of its subsidiaries, would not individually or in the aggregate have a material adverse effect on New Stem’s business, financial condition and results of operations.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

STPK’s common stock and warrants were historically quoted on the NYSE under the symbols “STPK” and “STPK WS,” respectively. On April 28, 2021, the New Stem Common Stock and warrants were listed on the NYSE under the new trading symbols of “STEM” and “STEM WS,” respectively.

As of the Closing Date and following the completion of the Merger, New Stem had approximately 135,424,262 shares of New Stem Common Stock issued and outstanding held of record by 220 holders and approximately 20,340,867 warrants outstanding held of record by 6 holders. Such numbers do not include Depository Trust Company participants or beneficial owners holding shares through nominee names.

Dividends

New Stem has not paid any cash dividends on New Stem Common Stock to date. New Stem may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, New Stem’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, New Stem’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness New Stem or its subsidiaries incur. New Stem does not anticipate declaring any cash dividends to holders of New Stem Common Stock in the foreseeable future.

Recent Sales of Unregistered Securities

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference.

The PIPE Shares issued in connection with the Subscription Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

On April 28, 2021, New Stem issued to RWE Supply & Trading GmbH (“RWE”) a warrant to purchase 350,000 shares of New Stem Common Stock at an exercise price of $0.01 per share (the “Warrant”) during the period commencing on the date of issuance of the Warrant until the earliest to occur of (x) 5:00 p.m., New York City time on the date that is five (5) years after the date on which such Warrant is issued and (y) the liquidation of New Stem in accordance with New Stem’s amended and restated certificate of incorporation, as amended from time to time. The Warrant and any shares underlying the Warrant have not been registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Warrant was issued to RWE in connection with New Stem, Stem and RWE entering into a Strategic Relationship Agreement, dated April 7, 2021, that, among other matters, provided for certain commercial initiatives between New Stem and RWE to facilitate the sale of New Stem products and services.

Description of Registrant’s Securities to be Registered

Common Stock

A description of New Stem Common Stock is included in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Description of New Stem Capital Stock—Common Stock” beginning on page 230 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Warrants

A description of New Stem’s warrants is included in New Stem’s Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Description of New Stem Capital Stock—Redeemable Warrants” beginning on page 230 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

A description of New Stem’s indemnification obligations in respect of its directors and officers is included in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “The Merger Agreement—Covenants and Agreements—Indemnification and Directors’ and Officers’ Insurance” beginning on page 187 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The description of the Subscription Agreements set forth above under “Introductory Note” of this Current Report on Form 8-K is incorporated herein by reference.

The information regarding unregistered sales of equity securities set forth under “Item 2.01 Completion of Acquisition or Disposition of Assets⸺Recent Sales of Unregistered Securities” in this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

On the Closing Date, STPK filed the Second Amended and Restated Certificate of Incorporation of New Stem (the “A&R Certificate”) with the Secretary of State of the State of Delaware. The material terms of the A&R Certificate and the general effect upon the rights of holders of New Stem’s capital stock are described in the sections of the Proxy Statement/Consent Solicitation Statement/Prospectus entitled “Proposals No. 2 Through No. 8—The Charter Proposals” beginning on page 197 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which information is incorporated herein by reference. A copy of the A&R Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, upon the Closing, pursuant to the terms of the Merger Agreement, New Stem amended and restated its bylaws. A copy of New Stem’s Second Amended and Restated Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.01 Changes in Control of the Registrant

The information set forth above under “Introductory Note” and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Incentive Plan

The information set forth under the heading “Incentive Plan” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Directors and Executive Officers

The information regarding New Stem’s directors and executive officers set forth under the headings “Directors and Executive Officers” and “Executive Compensation” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.06 Change in Shell Company Status

As a result of the Merger, which fulfilled the definition of a business combination as required by the amended and restated certificate of incorporation of STPK, dated August 17, 2020, New Stem ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing Date. The material terms of the Merger are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the sections entitled “The Merger” and “The Merger Agreement” beginning on pages 157 and 179, respectively, of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The historical audited financial statements of STPK as of and for the years ended December 31, 2020 and December 31, 2019 and the related notes are included in the Annual Report on Form 10-K/A filed by STPK on April 26, 2021 beginning on page F-3 of the Annual Report on Form 10-K/A and are incorporated herein by reference.

The historical audited financial statements of Stem as of and for the years ended December 31, 2020 and December 31, 2019 and the related notes are included in the Proxy Statement/Consent Solicitation Statement/Prospectus beginning on page F-22 of the Proxy Statement/Consent Solicitation Statement/Prospectus and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma combined financial information of New Stem as of and for the year ended December 31, 2020 is set forth in Exhibit 99.1 hereto and is incorporated by reference herein.

(c) Exhibits

Exhibit Index

Exhibit No.	Description
2.1+	Agreement and Plan of Merger, dated as of December 3, 2020, by and among STPK, STPK Merger Sub Corp. and Stem, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-39455) filed by STPK on December 4, 2020).
3.1*	Second Amended and Restated Certificate of Incorporation of New Stem, dated April 28, 2021.
3.2*	Second Amended and Restated By-Laws of New Stem, dated April 28, 2021.
4.1	Form of Common Stock Certificate (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-1/A (File No. 333-240267), filed by STPK on August 11, 2020).
4.2	Form of Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-1/A (File No. 333-240267), filed by STPK on August 11, 2020).
4.3	Warrant Agreement, dated August 20, 2020, by and between STPK and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 001-39455), filed by STPK on August 20, 2020).
10.1	Form of Subscription Agreement, by and between STPK and the Subscriber party thereto (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K (File No. 001-39455), filed by STPK on December 4, 2020).
10.2	Letter Agreement, dated August 20, 2020, by and among STPK, its officers, its directors and the Sponsor (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K (File No. 001-39455), filed by STPK on August 20, 2020).
10.3*	Investor Rights Agreement, dated April 28, 2021, by and among New Stem and certain stockholders of New Stem.
10.4#	Stem, Inc. 2020 Stock Incentive Plan (incorporated by reference to Annex E to Stem, Inc.’s Proxy Statement/Consent Solicitation Statement/Prospectus (File No. 333-251397), filed by STPK on March 30, 2021).
10.5	Form of Lock-Up Agreement, by and among STPK, Stem and the holders party thereto (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K (File No. 001-39455), filed by STPK on December 4, 2020).
10.6*	Form of New Executive Agreement, dated as of April 28, 2021, by and among New Stem and the named executive officers.
21.1*	Subsidiaries of New Stem.
99.1*	Unaudited Pro Forma Combined Financial Information of New Stem as of and for the year ended December 31, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Filed herewith.

+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEM, INC.

By:	/s/ William Bush
	Name:	William Bush
	Title:	Chief Financial Officer

Date: May 4, 2021